Exhibit 10.48

EXECUTION COPY

AMENDMENT NO. 3 TO LOAN AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of March 31, 2006, among ARNOLD TRANSPORTATION SERVICES, INC., a Pennsylvania corporation, TOTAL LOGISTICS INC., a Mississippi corporation and TOTAL TRANSPORTATION OF MISSISSIPPI LLC, a Mississippi limited liability company (each of the foregoing, a “New Servicer” and collectively, the “New Servicers”), XPRESS RECEIVABLES, LLC, a Nevada limited liability company (together with its successors and permitted assigns, “Borrower”), U.S. XPRESS, INC., a Nevada corporation, and XPRESS GLOBAL SYSTEMS, INC., a Georgia corporation, in their capacities as the initial servicers (each, in such capacity, together with its successors and permitted assigns in such capacity, a “Servicer” and together with the New Servicers, the “Servicers”), THREE PILLARS FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Lender”), and SUNTRUST CAPITAL MARKETS, INC., a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, the “Administrator”), with respect to that certain Loan Agreement dated as of October 14, 2004 by and among the parties hereto (as amended from time to time, the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

BACKGROUND

A.	Borrower has requested certain amendments to the Agreement, and

B.           Lender is willing to agree to such amendments on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual Agreement herein contained, the parties hereto agree as follows:

1.	Amendments. Effective as of the Effective Date.

1.1.        The following definitions are hereby inserted to Section 1.1 of the Agreement in alphabetical order:

“ATSI” means Arnold Transportation Services, Inc., a Pennsylvania corporation.

“Dilution Horizon” means each period of 45 days ending on a Calculation Date.

“TLI” means Total Logistics Inc., a Mississippi corporation.

“TTMLLC”means Total Transportation of Mississippi LLC, a Mississippi limited liability company.

1.2          The following definitions set forth in Section 1.1 are hereby amended and restated in their entirety to read as follows:

“Facility Limit” means $140,000,000, as may be reduced pursuant to Section 2.6.

“Dilution Horizon Ratio” means, on any date of determination, the ratio (expressed as a percentage) computed as of the most recent Calculation Date by dividing (a) an amount equal to the sum of (i) Credit Sales for such Calculation Date, plus (ii) 50% of the Credit Sales for the Calculation Date immediately preceding the Calculation Date described in clause (i), by (b) an amount equal to the Net Pool Balance as of such Calculation Date.

“Originator” means each of (i) U.S. Xpress, (ii) Global, (iii) ATSI, (iv) TLI, and (v) TTMLLC.

“Servicer” means each of (i) U.S. Xpress, (ii) Global, (iii) ATSI, (iv) TLI, and (v) TTMLLC, or any successor Servicer appointed as provided in Section 11.5.

1.3          Section 10.2.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

Delinquency Ratio. The Delinquency Ratio shall equal or exceed 5.0% on a rolling three-month average basis.

1.4          Within thirty (30) days of the date hereof, (a) TTMLLC and TLI shall cause account numbers 1001265602 and 1000688713, respectively, located at Trustmark Bank (the “Trustmark Accounts”) to be put into the Borrower’s name and shall maintain the system of collecting and processing Collections of Receivables on deposit in the Trustmark Accounts in accordance with Section 11.2.3 of the Agreement and shall cause payments of Receivables referred to in clause (a)(i) therein to be deposited in Borrower’s account number 9429117624 located at Bank of America, N.A., and (b) ATS shall cause account number 5800689761 located at LaSalle Bank National Association to be put into the Borrower’s name; provided, that, in the event that each of the preceding do not occur within thirty (30) days of the date hereof, TTMLLC’s Receivables and ATS’ Receivables shall not be included as Eligible Receivables under the Agreement.

1.5          Judgment Lien No. J03000297657, filed against ATS in the amount of $1,574.50 shall be considered a “Permitted Encumbrance” under the Agreement; provided, that ATS and Borrower shall use their best efforts to have such Lien promptly released.

2.           Representations and Warranties. In order to induce the other parties to enter into this Amendment, Borrower hereby represents and warrants to the other parties as to itself, and each of the Servicers hereby represents and warrants to Administrator and Lender as to itself, that (i) each of its representations and warranties set forth in Article VIII of the Agreement is true and correct on and as of the date hereof, (ii) no Significant Event or Unmatured

Significant Event has occurred and is continuing or shall exist after giving effect to this Amendment, and (iii) no Servicer Event of Default has occurred and is continuing or shall exist after giving effect to this Amendment.

3.            Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Effective Date”) when:

3.1          Administrator shall have received counterparts hereof duly authorized and executed by each of the parties hereto.

3.2          Administrator shall have received each of the other documents and opinions listed on Exhibit A hereto.

3.3          Administrator shall have received from Borrower, payment, in full, in cash, of an amendment fee equal to $125,000.

4.            Continuing Effect. Except as expressly amended above, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

5.            Binding Effect. This Amendment shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.            Expenses. Borrower agrees to pay all reasonable costs and expenses incurred by Lender and Administrator in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation the reasonable fees and expenses of counsel.

7.            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

8.            Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ARNOLD TRANSPORTATION SERVICES, INC.

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Secretary

TOTAL LOGISTICS INC.

By: /s/ Terry Thornton

Name: Terry Thornton

Title:	Secretary

TOTAL TRANSPORTATION OF MISSISSIPPI LLC

By: /s/ Terry Thornton

Name: Terry Thornton

Title:	Secretary

XPRESS RECEIVABLES, LLC

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Manager

U.S. XPRESS, INC.

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Assistant Secretary

XPRESS GLOBAL SYSTEMS, INC.

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Assistant Secretary

THREE PILLARS FUNDING LLC

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

Title: Vice President

SUNTRUST CAPITAL MARKETS, INC., AS ADMINISTRATOR

By: /s/ Michael G. Maza

Name: Michael G. Maza

Title: Managing Director

7